SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 25, 2001

                  Salomon Brothers Mortgage Securities VII, INC.

                                  (Depositor)

    (Issuer in respect of Salomon Mortgage Loan Trust, Series 2001-CPB1)

                (Exact name of registrant as specified in charter)

Delaware                      333-84249                     13-3439681
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



390 Grenwich 4th Floor, New York, NY                        10013
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 816-6000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                  Salomon Brothers Mortgage Securities VII, Inc.
                          Salomon Mortgage Loan Trust
                               Series 2001-CPB1

On October 25, 2001, The Bank of New York, as Trustee for Salomon Brothers Mortgage Securities VII, Inc., Salomon Mortgage Loan Trust, Series 2001-CPB1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2001, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, CitiMortgage, Inc., F/K/A Citicorp Mortgage, Inc. as Master Servicer and Trust Administrator, and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Salomon Brothers Mortgage Securities VII, Inc., Salomon Mortgage Loan Trust, Series 2001-CPB1 relating to the distribution date of October 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2001


                          Salomon Brothers Mortgage Securities VII, Inc.


                          By: /s/ Cathy M. Johnson
                              ------------------------------
                          Name:   Cathy M. Johnson
                                  Assistant Secretary
                                  CitiMortgage, Inc.
                                  as Trust Administrator

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2001




                           CitiMortgage, Inc.
           Distribution Date Statement to Certificateholders
                     Remic Pass-Through Certificate
                      Series Name: SBM7 2001-CPB1
                       Payment Date: 10/25/2001

 Issuer:               Salomon Brothers Mortgage Securities VII, Inc
 Record Date:          28-Sep-01
 Distribution Date:    25-Oct-01
 Distribution #:       5
 W.A.C.                 7.12%

 Trustee                The Bank of New York
                        Brian Morro  (212) 815-5037

 Bond Administrator     CitiMortgage, Inc
                        Cathy Johnson (636) 256-6442

------------------------------------------------------------------------------------------------------------------
                                                Next
                                      Current   Succeeding
      Class  Coupon Type              Coupon    Coupon         Original Par          CUSIP #
------------------------------------------------------------------------------------------------------------------
      A1     ARM                      6.86956        6.95242%      $472,835,000.00   79549AFL8
                                                                  -----------------
                                                Class A Total      $472,835,000.00

      B1     ARM                      6.86956        6.95242%        $4,874,000.00   79549AFM6
      B2     ARM                      6.86956        6.95242%        $2,437,000.00   79549AFN4
      B3     ARM                      6.86956        6.95242%        $2,438,000.00   79549AFP9
      B4     ARM                      6.86956        6.95242%        $1,706,000.00   7956439e7
      B5     ARM                      6.86956        6.95242%        $1,462,000.00   7956439f4
      B6     ARM                      6.86956        6.95242%        $1,706,812.08   7956439g2
                                                                  -----------------
                                              Class SUB Total       $14,623,812.08

                                                                  =================
                                                                   $487,458,812.08




                                CitiMortgage, Inc.
                Distribution Date Statement to Certificate Holders
                          Remic Pass-Through Certificate
                           Series Name: SBM7 2001-CPB1
                            Payment Date: 10/25/2001

--------------------------------------------------------------------------------------------------------------------
                                     Non
                 Interest         Supported       Interest      Interest        Principal
   CLASS         Accrued          Shortfall      Shortfall     Recoveries       Recoveries      Interest Paid
--------------------------------------------------------------------------------------------------------------------
         A1     $2,391,612.74            $0.00         $0.00           $0.00           $0.00        $2,391,612.74
            --------------------------------------------------------------------------------------------------------
A Total         $2,391,612.74            $0.00         $0.00           $0.00           $0.00        $2,391,612.74

        RES             $0.00            $0.00         $0.00           $0.00           $0.00                $0.00
            --------------------------------------------------------------------------------------------------------
RES Total               $0.00            $0.00         $0.00           $0.00           $0.00                $0.00

         B1        $27,774.71            $0.00         $0.00           $0.00           $0.00           $27,774.71
         B2        $13,887.35            $0.00         $0.00           $0.00           $0.00           $13,887.35
         B3        $13,893.05            $0.00         $0.00           $0.00           $0.00           $13,893.05
         B4         $9,721.72            $0.00         $0.00           $0.00           $0.00            $9,721.72
         B5         $8,331.27            $0.00         $0.00           $0.00           $0.00            $8,331.27
         B6         $9,726.34            $0.00         $0.00           $0.00           $0.00            $9,726.34
             --------------------------------------------------------------------------------------------------------
SUB Total          $83,334.44            $0.00         $0.00           $0.00           $0.00           $83,334.44

            =========================================================================================================
 Total          $2,474,947.18            $0.00         $0.00           $0.00           $0.00        $2,474,947.18



-------------------------------------------------------------------------------
                    Interest            Cum Unpaid           Relief Act
                    Paid Per             Interest             Interest
     CLASS        Certificate           Shortfalls           Shortfalls
-------------------------------------------------------------------------------
            A1        5.05802815                 $0.00                 $0.00
                                         --------------------------------------
       A Total                                   $0.00                 $0.00

           RES        0.00000000                 $0.00                 $0.00
                                         --------------------------------------
     RES Total                                   $0.00                 $0.00

            B1        5.69854534                 $0.00                 $0.00
            B2        5.69854329                 $0.00                 $0.00
            B3        5.69854389                 $0.00                 $0.00
            B4        5.69854631                 $0.00                 $0.00
            B5        5.69854309                 $0.00                 $0.00
            B6        5.69854181                 $0.00                 $0.00
                                         --------------------------------------
     SUB Total                                   $0.00                 $0.00

                                         ======================================
       Total                                     $0.00                 $0.00


                               CitiMortgage, Inc.
               Distribution Date Statement to Certificateholders
                         Remic Pass-Through Certificate
                           Series Name: SBM7 2001-CPB1
                            Payment Date: 10/25/2001

-----------------------------------------------------------------------------------------------------------------------
                                            Certificate
                                             Reductions
                                            not part of                            Principal
                                           distributions                              Paid          Cumulative
                     Principal               to reduce          Principal             Per            Principal
        CLASS        Due                   Stated Amount           Paid            Certificate         Loss
-----------------------------------------------------------------------------------------------------------------------
                  A1       $8,221,535.77                $0.00       $8,221,535.77    17.38774788            0.00
                      -------------------------------------------------------------------------------------------------
             A Total       $8,221,535.77                $0.00       $8,221,535.77                           0.00

                  B1           $5,757.63                $0.00           $5,757.63     1.18129462            0.00
                  B2           $2,878.81                $0.00           $2,878.81     1.18129257            0.00
                  B3           $2,880.00                $0.00           $2,880.00     1.18129614            0.00
                  B4           $2,015.29                $0.00           $2,015.29     1.18129543            0.00
                  B5           $1,727.05                $0.00           $1,727.05     1.18129275            0.00
                  B6           $2,016.25                $0.00           $2,016.25     1.18129583            0.00
                      -------------------------------------------------------------------------------------------------
           SUB Total          $17,275.03                $0.00          $17,275.03                           0.00

                      =================================================================================================
          Total            $8,238,810.80                $0.00       $8,238,810.80                           0.00
                      Aggr. Scheduled Principal Payments:                  $513,050.59
                            Aggr.  Principal Prepayments:                $7,725,760.21


                                     CitiMortgage, Inc.
                      Distribution Date Statement to Certificateholders
                               Remic Pass-Through Certificate
                                  Series Name: SBM7 2001-CPB1
                                   Payment Date: 10/25/2001


-----------------------------------------------------------------------------------------------------------------------------------
                            Previous                 Ending                Ending            Ending
                             Period's               Period's             Balance Per         Balance              Ending
CLASS                        Balance                 Balance             Certificate       Pool Factor          Class PCT
-----------------------------------------------------------------------------------------------------------------------------------
                 A1          $417,775,490.01        $409,553,954.24        866.16674789        0.86616675         96.5715407320 %
                    ---------------------------------------------------------------------------------------------------------------
            A Total          $417,775,490.01        $409,553,954.24                                               96.5715407320 %

                 B1            $4,851,785.25          $4,846,027.62        994.26089865        0.99426090          1.1426781474 %
                 B2            $2,425,892.62          $2,423,013.81        994.26089865        0.99426090          0.5713390737 %
                 B3            $2,426,888.06          $2,424,008.06        994.26089418        0.99426089          0.5715735147 %
                 B4            $1,698,224.39          $1,696,209.10        994.26090270        0.99426090          0.3999607976 %
                 B5            $1,455,336.47          $1,453,609.42        994.26088919        0.99426089          0.3427565522 %
                 B6            $1,699,032.76          $1,697,016.51        994.26089719        0.99426090          0.4001511823 %
                    ---------------------------------------------------------------------------------------------------------------
          SUB Total           $14,557,159.55         $14,539,884.52                                                3.4284592680 %

                    ===============================================================================================================
              Total          $432,332,649.56        $424,093,838.76                                              100.0000000000 %

         PO Balance                     $.00                   $.00
     Non PO Balance          $432,332,649.56        $424,093,838.76
** Denotes Notional Balance


-----------------------------------------------------------------------------------------------------------------------------------
                        Previous             Ending             Begining
                        Period's             Period's         Balance Per          Beginning            Prepayment
CLASS                    Balance             Balance          Certificate           Class PCT           Percentage
-----------------------------------------------------------------------------------------------------------------------------------
                A1    $417,775,490.01       $409,553,954.24     883.55449578         96.6328798982%      100.0000000000 %
                   ----------------------------------------------------------------------------------------------------------------
     Class A Total    $417,775,490.01       $409,553,954.24                          96.6328798982%      100.0000000000 %

                B1      $4,851,785.25         $4,846,027.62     995.44219327          1.1222342923%        0.0000000000 %
                B2      $2,425,892.62         $2,423,013.81     995.44219122          0.5611171450%        0.0000000000 %
                B3      $2,426,888.06         $2,424,008.06     995.44219032          0.5613473936%        0.0000000000 %
                B4      $1,698,224.39         $1,696,209.10     995.44219812          0.3928050291%        0.0000000000 %
                B5      $1,455,336.47         $1,453,609.42     995.44218194          0.3366242340%        0.0000000000 %
                B6      $1,699,032.76         $1,697,016.51     995.44219303          0.3929920078%        0.0000000000 %
                   ----------------------------------------------------------------------------------------------------------------
   Class SUB Total     $14,557,159.55        $14,539,884.52                           3.3671201018%        0.0000000000 %

                   ================================================================================================================
             Total    $432,332,649.56       $424,093,838.76                         100.0000000000%      100.0000000000 %

        PO Balance               $.00                  $.00
    Non PO Balance    $432,332,649.56       $424,093,838.76
** Denotes Notional Balance


                            CitiMortgage, Inc.
           Distribution Date Statement to Certificateholders
                      Remic Pass-Through Certificate
                        Series Name: SBM7 2001-CPB1
                          Payment Date: 10/25/2001


P & I Advances
-----------------
  Voluntary Advances                                     $0.00
  Trustee Advances                                       $0.00
  Advance Account Advances                               $0.00
  Certificate Account Advances                      $99,124.68

Summary of Disbursements
-------------------------

                         Withdrawals
Remittances    Residual  and (Deposits)  P&I Distributed
-------------- --------  --------------  ----------------
$10,713,757.98    $0.00           $0.00    $10,713,757.98

Stated Collateral Information
-----------------------------
Service Fees                       $66,883.17
Begin Balance                 $432,332,649.56
Aggregate Adj Balance         $424,093,838.76


Realized Losses incurred during the related Prepayment Period
-------------------------------------------------------------
Total Realized Losses     $0.00

    Which Include:

Type            Coverage       Current Losses  Cumulative Losses
--------------- -------------  --------------  -----------------
Special Hazards $4,874,588.12           $0.00              $0.00
Bankruptcy        $100,000.00           $0.00              $0.00
Fraud           $9,749,176.24           $0.00              $0.00

Extraordinary Trust Fund Expenses
----------------------------------
  Expenses withdrawn from the collection
  Account or the Distribution Account:                     $0.00

COLLATERAL INFORMATION:

                                 AT ISSUE             CURRENT
                           ----------------    ----------------
WAC -  SCHED BEG BAL                  7.20%               7.12%
WAC -  SCHED END BAL                                      7.13%
WAC - ACTUAL END BAL                                      7.13%
WAM                                     330                 325
AVG LTV
AVG LOAN SIZE                      $628,979            $625,507
# OF LOANS                              775                 678
ACTUAL AGGREGATE            $487,458,812.08     $424,497,945.59
PRINCIPAL BALANCE           $487,458,812.08     $424,093,838.76


 DELINQUECNY   (1)                  Number of    Amount of Scheduled        Amount of Actual
                                    loans        Balance                    Balance
                                     #    PCT        Amount      PCT       Amount       PCT
                                    ----------   ---------------------  ---------------------
                         30 + Days     6  0.88%   $2,516,470.51  0.59%  $2,521,890.48   0.59%
                         60 + Days     2  0.29%   $1,198,574.52  0.28%  $1,201,296.06   0.28%
                     (2) 90 + Days     0  0.00%           $0.00  0.00%          $0.00   0.00%
    REAL ESTATE OWNED BY THE TRUST     0  0.00%           $0.00  0.00%          $0.00   0.00%
           FORECLOSURES IN PROCESS     0  0.00%           $0.00  0.00%          $0.00   0.00%
           BANKRUPTCIES IN PROCESS     0  0.00%           $0.00  0.00%          $0.00   0.00%
          PURCHASE AMOUNT ADVANCES                           NA

             (1)  DETERMINED BY THE MBA METHOD.
             (2)  90+ DAYS DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.

                                 CitiMortgage, Inc.
                    Distribution Date Statement to Certificateholder
                            Remic Pass-Through Certificate
                              Series Name: SBM7 2001-CPB1
                               Payment Date: 10/25/2001

               Loans that became REO.

               Loan Id   Actual Principal Balance  Scheduled Principal Balance
               --------- ------------------------  ---------------------------
               NO REO                       $0.00                        $0.00

               Total book value of REO properties:  $0.00